UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 23, 2004

LEGALPLAY ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Florida	0-29219	98-0199508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 630, 1188 W. Georgia Street Vancouver, British Columbia, Canada	V6E 4A2
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number (including area code)	(604) 689-5998

(Former name, former address and former fiscal year, if changed since last report)	(Zip Code)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes	No

Item 1.  CHANGES IN CONTROL OF REGISTRANT

No events to report.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

LegalPlay Entertainment Inc. (OTCBB: LPLE) announced today it has entered into a letter of intent with GamblingVision Group Inc. whereby GamblingVision will, subject to the conditions of closing, merge with a subsidiary corporation of LegalPlay.

GamblingVision Group Inc. is a privately held Nevada corporation that will merge and will cease to exist on conclusion of the merger with LegalPlay’s subsidiary remaining as the successor corporation.  All the rights and obligations of GamblingVision will become the rights and obligations of LegalPlay’s subsidiary.  All the shares of GamblingVision will be converted into shares of LegalPlay’s subsidiary and LegalPlay will issue 6,250,000 shares of its common stock to the shareholders of GamblingVision.  The merger is subject to the availability of applicable exemptions from registration on the issuance of LegalPlay’s shares and is subject to the parties entering into a more definitive agreement.  There is no assurance that the parties will complete the proposed merger and that LegalPlay will be successful in securing all the rights to GamblingVision’s assets through the merger.

In addition, the proposed merger is subject to LegalPlay completing a private placement in the amount of $200,000 of which partial proceeds would be used to operate and develop GamblingVision’s business.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.

Item 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.

Item 5.  OTHER EVENTS

No events to report.

Item 6.  RESIGNATION OF REGISTRANTS DIRECTOR

No events to report.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

No events to report.

Item 8.  CHANGE IN FISCAL YEAR

No events to report.

Item 9.  Regulation FD disclosure.

No events to report.

Item 10.  Amendments to Registrant’s Code of Ethics, or Waiver of Provision of the Code    of Ethics

No events to report.

Item 11.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

No events to report.

Item 12.  Results of Operations and Financial Condition.

No events to report.

Exhibits:

99.1

News Release issued by the Company on January 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGALPLAY ENTERTAINMENT, INC.

/s/ Mark Glusing
Mark Glusing, President
January 23,2004
Date

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

LEGALPLAY ENTERTAINMENT INC.’S SUBSIDIARY PROPOSED MERGER WITH GAMBLINGVISION GROUP INC.

Vancouver, Canada, January 23, 2004 – LegalPlay Entertainment Inc. (OTCBB: LPLE) announced today it has entered into a letter of intent with GamblingVision Group Inc. whereby GamblingVision will, subject to the conditions of closing, merge with a subsidiary corporation of LegalPlay.

GamblingVision Group Inc. is a privately held Nevada corporation that will merge and will cease to exist on conclusion of the merger with LegalPlay’s subsidiary remaining as the successor corporation.  All the rights and obligations of GamblingVision will become the rights and obligations of LegalPlay’s subsidiary.  All the shares of GamblingVision will be converted into shares of LegalPlay’s subsidiary and LegalPlay will issue 6,250,000 shares of its common stock to the shareholders of GamblingVision.  The merger is subject to the availability of applicable exemptions from registration on the issuance of LegalPlay’s shares and is subject to the parties entering into a more definitive agreement.  There is no assurance that the parties will complete the proposed merger and that LegalPlay will be successful in securing all the rights to GamblingVision’s assets through the merger.

In addition, the proposed merger is subject to LegalPlay completing a private placement in the amount of $200,000 of which partial proceeds would be used to operate and develop GamblingVision’s business.

GamblingVision Group Inc. owns an exclusive worldwide license to market and develop a platform technology, known as the Coull System, for gambling related activities, including any business, software development or service (including marketing). The license from UK based Coull Limited includes a right of first refusal for any other application incorporating any aspect of the Coull technology in the North American market.  Even if LegalPlay is successful in completing the proposed merger, there is no assurance that it will be able to develop and market the Coull technology for gambling related or other activities.

The Coull System, developed and owned by Coull Limited,( www.Coull.biz ), is a powerful architecture which radically changes the way in which software is developed and how digital media content is able to be manipulated and made fully interactive. The system is built around an intelligent messaging core engine, which dynamically connects any number of modular "plug-ins". The technology is portable across a number of delivery platforms, including PCs, next generation DVD, and digital TV set-top boxes. This method of interactive marketing and delivery can be referred to as digital visual messaging, narrowcasting, out of home television, captive audience networks or dynamic interactive signage. Coull Limited have the only holistic solution for these captive audience related markets and have collaborated with Avid Technology Inc.,(NasdaqNM:AVID),(www.Avid.com), a world leader in digital nonlinear media creation, management and distribution solutions. The Coull System is an Avid Metasync compatible product developed in participation with the Avid Metasync Developer Program. Coull have also collaborated with Sony Corporation for solutions to various media delivery and video manipulation projects.

In view of the progress made in media technologies, the availability in accessible, cost effective bandwidth, digital media technologies are becoming a corner stone in core business activities such as marketing, customer service, data management, and education previously controlled by traditional software packages. The challenge thus far has been the ability to manage, manipulate and deliver digital content efficiently in real time for which the Coull System provides an immediate solution.

LegalPlay intends to use the Coull System for the purpose of further developing new solutions for gambling related companies with respect to real time and interactive digital content.  In addition, LegalPlay intends to offer the technology to existing game developers seeking to enhance their software development strategies and products. It is envisaged that the revenue streams from the GamblingVision acquisition will be in the form of licensing fees, the sale and implementation of proprietary products and systems in addition to royalties.  There is no assurance, however, that LegalPlay will generate any revenue from the development and marketing of Coull System.

About LegalPlay Entertainment Inc.

LegalPlay Entertainment Inc., through its wholly owned subsidiary, Skill Poker.com Inc. is the operator of www.SkillPoker.com, North America’s only legal online poker site. Skill Poker.com Inc. owns the patent pending SkillPoker technology which enables the operation of its own skill based online poker card rooms, with a focus on marketing to poker players in the United States, Canada and worldwide. Skill Poker.com Inc.’s poker card room is the only legal online system of gaming with all operations including the game servers located on North American soil.

LegalPlay also recently announced entry into the horse wagering market through the acquisition of a proprietary software system operated from www.DailyHorse.com.

On behalf of the Board of Directors,

Mr. Mark Glusing

President

This press release may contain certain forward-looking information and statements concerning the company’s operations, performance and financial condition, including, in particular: the ability of the company to enter into and complete a definitive agreement to effect a plan of merger between its subsidiary corporation and GamblingVision Group Inc.; the ability of the company to develop the software technology in connection with the licensed software; competition from other gaming companies to develop and market competing software in North America; the ability of the company to successfully develop and market the Coull System for gambling related or other activities; the ability of the company to successfully market online gaming sites including gaming sites focusing on horse racing.  These statements are based upon a number of uncertainties and contingencies, many of which are beyond the control of the company.  Actual results may differ materially from those expressed or implied by such forward-looking statements.  This document is not intended to be and is not an advertisement for any securities of the company.

For further information please contact:

LegalPlay  Entertainment Inc.

Investor Relations

630 – 1188 West Georgia Street

Vancouver, B.C.

Canada, V6E 4A2

Tel: (604) 689-5998

Fax: (604) 689-8988

Email: Info@LegalPlay.com

Url:

www.SkillPoker.com and www.LegalPlay.com and www.DailyHorse.com and www.PokerPass.com.